                                                                  EXHIBIT 10.5

                        FLORIDA DEPARTMENT OF EDUCATION
                     OFFICE OF STUDENT FINANCIAL ASSISTANCE
                        FLORIDA GUARANTEED LOAN PROGRAM

                  LENDING INSTITUTION PARTICIPATION AGREEMENT

This Agreement is entered into for the purpose of participation in the Florida Guaranteed Loan Programs.

WHEREAS, Star Bank, N.A. as Trustee for Student Loan Funding hereinafter referred to as the "Lender", wishes to be able to secure loan insurance on loans made to or on behalf of students pursuing programs of postsecondary education pursuant to Title IV, Part B, of the Higher Education Act of 1965, as amended, hereinafter referred to as the "Act", and

WHEREAS, The Florida Department of Education, hereinafter referred to as the "Department", has qualified for reinsurance of such loans and having found the Lender qualifies as an eligible lender under the provisions of the Act, the applicable parts of Title 34 of the Code of Federal Regulations (hereinafter referred to as "Federal Regulations"), Florida Statutes and the Rules of the State Board of Education (hereinafter referred to as "SBE Rules"), wishes to encourage the purchase of or origination of such loans by the Lender.

NOW, THEREFORE, it is agreed that:

1. Within such limits as may be set by the Act, Federal Regulations, Florida Statutes and SBE Rules, the Department shall fully guarantee all loans purchased or originated by the lender which are reinsurable under Act and Federal Regulations. The Act, the applicable Federal Regulations, the applicable Florida Statutes and SBE Rules are a part of this Agreement.

2. In making or servicing guaranteed loans to or on behalf of eligible borrowers, the Lender will assist them in securing such reductions in their obligations to pay interest on loans made by the Lender as they may be eligible to receive under the Act and Federal Regulations.

3. Due diligence in making, servicing, and collecting Florida guaranteed loans will be provided by the Lender as specified by Federal Regulations and SBE Rules.

 4. The Lender will maintain transaction records and reports in such form and containing such information as the Department requires, and will afford access thereto as the Department or its authorized representatives may find necessary to assure correctness and to verify such records and reports.

 5. The Department will supply the Lender with all forms and informational materials as are necessary to perform the requirements set forth by this Agreement. Any addition, substitution or alteration of forms provided by the Department must be approved, in advance of their use, by the Department.

 6. The Lender will provide notification to the Department when it acquires a loan for which the Department has issued a notice of loan guarantee. Regarding a guarantee loan already held by the Lender, in order for a loan account to remain subject to the Department's guarantee obligation, the loan may be transferred only to another approved lender or eligible holder of Florida Guaranteed loans.

 7. Payment of a note may be extended in whole or in part, and the provisions of the note may be modified without notice to and without affecting the liability of the Department, if such extension or modification complies with the requirements for notes under this Agreement, Federal Regulations and SBE Rules.

 8. The Lender will notify the Department of any servicing or management of the Lender's guaranteed loan portfolio performed by an agent(s) other than the holder of record.

 9. Whenever any guaranteed note shall be in default, or upon the death or total and permanent disability of a borrower, or upon adjudication in bankruptcy, the Department will, upon receipt of a properly documented claim from the Lender, purchase the total amount of principal and interest then due and owing to the Lender, in accordance with Federal Regulations and SBE Rules.

10. The Department shall maintain on deposit with the State Treasurer of Florida or State Board of Administration funds of negotiable securities representing no less than two percent (2%) of the total unpaid principal amount of all guarantees issued by the Department or the guaranteed portion of unpaid principal of all notes previously guaranteed by the Department exclusive of such portion as may have been reinsured or guaranteed by the United States of America or an agency, department, or instrumentality thereof. A statement of such funds and securities as of the close of the latest state fiscal year shall be furnished to the Lender upon request.

11. The Lender represents that the Lender is not currently the object of any directive issued by the U.S. Department of Education or any state or federal agency which has the potential to limit, suspend or terminate the Lender's eligibility to participate in the guaranteed loan programs. Further, the Lender will notify the Department on the same day it receives any such directives while this Agreement is in effect.

12. The Lender will not enter into any formal or informal agreement with any school regarding the availability of Florida guaranteed loans, and will not provide to or accept financial inducements from any school for making Florida guaranteed loans available to students attending a school.

13. The Lender shall not discriminate nor deny equal opportunity on the basis of race, religion, sex, creed, national origin, marital status, or veteran status in any decision material to participation in the Florida Guaranteed Loan Programs, such as but not limited to, loan eligibility determinations, or approval of deferments, forbearances, repurchases and loan consolidation or refinancing.

14. As a condition to the obligation of the Department herein, the Lender agrees to comply with all laws, rules, and regulations, currently in effect and as may be amended during the term of this Agreement, that are applicable to the transactions and loans which are to be guaranteed.

15. This Agreement shall apply only to loans made after the date of execution by the Department and may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. If the Department intends to terminate this Agreement, the Department will establish the termination date in accordance with the provisions set forth in Federal Regulations and SBE Rules. The termination of this agreement shall not affect the coverage of loans guaranteed prior to such termination.

16. The Lender shall provide to the Department a Secretary's or Cashier's Certificate and a Certificate of Incumbency and Authenticity of Signatures, in the formats set out in Attachments 1 and 2, which are incorporated in and made a part of this Agreement by reference, or in a substantially equivalent format.

        IN WITNESS WHEREOF, the parties have caused this instrument)which constitutes the entire Agreement of the parties and which shall not be amended except in writing or as stated herein) to be executed by their duly authorized officers.


FOR THE LENDER

As an officer of this lending institution, I agree that this institution and its representatives will comply with all laws, program regulations and rules under this Agreement.




  /s/ Brian J. Gardner                                  4/27/98
--------------------------------                     -------------------------
Signature of Official                                Date




Brian J. Gardner
--------------------------------
Typed name of Official


FOR THE DEPARTMENT




 /s/ Noah M. Powers                                     5/11/98
--------------------------------                     -------------------------
Administrator, Federal Programs                      Date
Office of Student Financial Assistance
Florida Department of Education

            ADDENDUM TO LENDING INSTITUTION PARTICIPATION AGREEMENT
                        FLORIDA GUARANTEE LOAN PROGRAMS
                           INDEMNIFICATION AGREEMENT


The Star Bank, N.A. as Trustee for Student Loan Funding, hereinafter referred to as the "Lender", and the Florida Department of Education, hereinafter referred to as the Department, agree the Lending Institution Participation Agreement between the Lender and the Department is amended as follows:

1.     When a document required by Rules 6A-20.109 of the Florida
       Administrative Code to be included in a claim package submitted by the Lender to the Department is lost or destroyed, the Lender agrees to submit in the claim package, in lieu of the required document, the substituted documentation prescribed below:

       a. Borrower's Application. An affidavit describing the circumstances that resulted in the loss or destruction of the borrower's application.

       b. Original promissory note signed by the borrower. A certified copy of the original promissory note signed by the borrower and an affidavit describing the circumstances that resulted in the loss or distribution of the original promissory note. If neither the original nor a certified copy of the original promissory noted signed by the borrower can be provided, the Lender shall also include in the claim package, in addition to the affidavit, copies of the front and back of the loan disbursement check(s).

       c. Copy of the Notice of Loan Guarantee or Notice of Loan Statement and Disclosure Statement. An affidavit describing the circumstances that resulted in the loss or destruction of the Notice of Loan Guarantee or Notice of Loan and Guarantee and Disclosure Statement.

       d. Copy of Repayment Schedule and Disclosure Statement. A record, in a format approved by the Department, of the repayment terms as they were disclosed to the borrower.

       e. Copy of a deferment form. A record of the deferment granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the deferment form.

       f. Copy of the borrower signed forbearance form. A record of the forbearance granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the forbearance form.

2. The Lender, its successors and assignees shall hold the Department harmless from any losses directly resulting from claims paid pursuant to paragraph one (1) of this agreement where the underlying loan is declared invalid by a court of law or not reinsured by the United States Department of Education because of the lack of the required document.

3. For circumstances to which paragraph two (2) may apply, the Department will notify the Lender in writing and permit the Lender to enter an appearance or take the appropriate action to establish the validity of the debt. Upon receiving such notice the Lender will have ten days to enter an appearance or take other action. In event the Lender does not respond to the notice within ten days, the Department shall presume that the Lender does not intend to enter an appearance and shall be entitled to indemnification as provided in paragraph two (2).

4. The Lender agrees that the affidavit submitted in lieu of a required document pursuant to paragraph one (1) of this agreement shall be substantially similar to Attachment A. The affidavit shall be signed by an authorized official of the Lender or its agent.

5. Provided the Lender complies with the provisions of paragraphs one (1) through four (4) of this agreement, the Department agrees to waive the requirement specified in 6A-10.109 of the Florida Administrative Code for each document that the Lender cannot submit.

6. This waiver is limited to situations where the Lender affirms by affidavit that a diligent search has been made to locate the document(s) and that if the document is subsequently found by the Lender, it will be promptly forwarded to the Department.

7. The Lender and the Department agree that this waiver will not be applicable in situations where the Department determines that the loss or destruction of the required document is the result of negligence by the Lender or a failure of the Lender to perform reasonable diligence in maintaining the required document.

8. This agreement may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. The termination of this agreement by the Lender shall not affect such termination. This agreement may be terminated by the Department by providing a written notice to the Lender that specifies the affective date of the termination. The termination of this agreement by the Department shall not affect claims paid pursuant to paragraph one (1) of this agreement prior to the date the Department issues such a termination notice.

For the Lender

As an officer of this institution, I agree that this institution and its representatives will comply with the conditions specified in this agreement



       /s/ Brian J. Gardner                                  4/27/98
-----------------------------------             --------------------------------
Signature of Official                           Date




Brian J. Gardner, Senior Trust Officer
--------------------------------------------------------------------------
Typed Name and Title of Official


For the Department




        /s/ Noah M. Powers                                   5/11/98
----------------------------------------        --------------------------------
Noah M. Powers, Director                        Date
Office of Student Financial Assistance
Florida Department of Education

                              LENDING INSTITUTION
                      SUPPLEMENTAL PARTICIPATION AGREEMENT
                        FLORIDA GUARANTEED LOAN PROGRAMS

     This Agreement sets out the procedures, responsibilities, and liabilities of the parties arising from the transmittal in machine readable form of Florida Guaranteed Loan Programs tape. This agreement supplements the Lending Institution Participation Agreement entered in to between the Office of Student Financial Assistance, Florida Department of Education, and the Lender on June 1, 1998.

Section A.  The Parties

     The parties to this Agreement are the Office of Student Financial Assistance (Office), Florida Department of Education, 255 Collins Building, Tallahassee, Florida 32399-0400 and Star Bank, N.A. as Trustee for Student Loan Funding hereinafter called the Lender.

Section B.  Term

     This Agreement shall be effective on June 1, 1998 and shall remain in effect unless amended by written agreement executed in the same manner as the Supplemental Participation Agreement, or terminated by either party upon sixty days written notice sent by certified U.S. Mail, return receipt requested, addressed to the other party at the address set out in Section A above.

Section C.  Duties of the Institution

     The Institution agrees to:

     1. Prepare and transmit, either electronically or by magnetic tape, Florida Guaranteed Loan Programs application data in a format specified by the Office. In performing this duty, the Lender shall exercise care to ensure that the information contained in each transmission is identical to the information contained in application documents, and warrants that it maintains procedures reasonably adapted to avoid error in the information transmitted.

     2. Verify application date to the extent required by prevailing federal statute and regulation.

     3. Maintain the official copy, as prescribed by federal statute and regulation, of any documents containing Florida Guaranteed Loan Program application information transmitted to the Office electronically or by magnetic tape.

     4. Promptly furnish a copy of any documents maintained pursuant to the immediately preceding paragraph, at the request of authorized parties. Authorized parties include the educational institution, any subsequent holder of the loan, the U.S. Department of Education, and the Office.

     5. Cooperate in the resolution of any difficulties or problems which arise in the processing of application information under this Agreement.

Section D.  Violation of This Agreement by the Institution

     In the event information transmitted to the Office by the Lender differs from the information listed on a borrower's loan application documents and that error causes, directly or indirectly, a loan to be made to a student who is ineligible for such loan, the Office shall have a right to:

     1.    Deny any insurance claim submitted by the Lender for that loan; and

     2. Require the Lender to reimburse any holder of the loan, including the Office for any loss incurred on that loan.

Section E. Duties of the Office

The Office agrees to:

     1. Exercise reasonable care to ensure that the information maintained in its files is identical to the information transmitted in machine readable format, either electronically or by magnetic tape, from the Lender.

     2. Prescribe application data items, specifications and formats to be used by the Lender in performing its duties.

     3. Approve the format of documents which are required to be maintained by the Institution pursuant to Section C.3.

     4. Promptly furnish the Lender with any amendment or other changes in the data items specifications, or formats approved by the Office for the transmission of data in machine readable format, electronically or by magnetic tape.

     5. Cooperate in the resolution of any difficulties or problems which may arise from the processing of application information under this Agreement.

                             SIGNATURE PAGE FOR THE
                      SUPPLEMENTAL PARTICIPATION AGREEMENT
                        FLORIDA GUARANTEED LOAN PROGRAMS
                              LENDING INSTITUTIONS


In witness whereof, the parties hereto have signed this Agreement this 11th day of May, 1998.




Star Bank, N.A. as Trustee for
Student Loan Funding
------------------------------            Office of Student Financial Assistance
Name of Institution                       Florida Department of Education



    /s/ Brian J. Gardner                 /s/ Noah M. Powers
------------------------------           --------------------------------------
Signature of Official                    Signature of Official



Brian J. Gardner                         Noah M. Powers
------------------------------           --------------------------------------
Name of Official                         Name of Official



Senior Trust Officer                     Director
------------------------------           --------------------------------------
Title of Official                        Title of Official




425 Walnut St., ML5125, P.O. Box 1118    5/11/98
------------------------------           --------------------------------------
Street Address                           Date of Signature


Cincinnati, OH  45201-1118
------------------------------
City/State/Zip
829626, 830631, 831008, 831299, 831455,
831640, 831692, 831785, 833361, 833207
------------------------------
Federal Lender Code Number

          4/27/98
------------------------------
Date of Signature

                        FLORIDA DEPARTMENT OF EDUCATION
                     OFFICE OF STUDENT FINANCIAL ASSISTANCE

                     PRE-APPROVED LENDER PROGRAM PROCEDURES

Program Description

The Florida Office of Student Financial Assistance (OSFA) offers the Pre-Approved Lender Program to lending institutions that participate in the Florida Guaranteed Student Loan Programs (FGSLP). The program provides for the completion of the Lender's section of the FGSL Application/Promissory Note, approval of the loan, and disbursement of loan proceeds on the Lender's behalf by OSFA's contract servicer. The program is intended to streamline the application process and reduce the Lender's workload in loan origination. OSFA shall be responsible for all acts or omissions by its contract servicer. The Lending Institution Participation Agreement between (*See below) (Lender) and OSFA of June 1, 1998 (Date of Agreement) shall remain in full force and effect.

Explanation of Services

Lenders participating in FAST (Florida Automated System Technology) through a personal computer system to mainframe or mainframe to mainframe transmission, or Lenders who process applications manually may participate in the Pre-Approved Lender Program. The following services are available to the Lender regardless of the Lender's chosen processing system.

1. OSFA will receive application information for Lender, and the Lender section of the Application/Promissory Note will be electronically entered and certified on the Lender's behalf by OSFA or its servicer using information supplied electronically to OSFA by the school or otherwise.

2. If school and borrower data is complete and accurate, applications for Pre-Approved Lenders will be issued a guarantee within 24 hours which together with loan information will be transmitted to the Lenders.

3. OSFA will send a notice to the applicant that the loan has been guaranteed including the expected disbursement dates.

General Requirements

1. The Lender must sign a Pre-Approved Lender Agreement and submit it to the Office of Student Financial Assistance.

2. The Lender must utilize this service for all FGSL loans processed after the effective date authorized in the Pre-Approved Lender Agreement.

3. The Lender, for those loans it chooses to make, must disburse all FGSL loans in accordance with the Notice of Loan Guarantee and Disclose Statement and as permitted by Federal Regulations.

4. Nothing in the Pre-Approved Lender Program Agreement or the Lending Institution Participation Agreement signed by the Lender requires the Lender to make any particular loan or number of loans.

*Star Bank, N.A.  as Trustee for Student Loan Funding

5. Applications received by OSFA with incomplete or inaccurate information, or for borrowers deemed "ineligible" due to exceeding loan limits, delinquency or default, will be reported to the Lender by means of a reject report which will be mailed or transmitted electronically toe the Lender promptly, normally within 24 hours of receipt of the application data.

Standards for Completion of applications

1.     Loan Disbursement Dates

       a. Loan disbursement dates will be scheduled according to the school's recommended disbursements dates provided these dates comply with federal requirements.

       b. If the school's recommended disbursement date(s) do not meet federal requirements, disbursements will be scheduled as follows:

            1) The first disbursement will be set to either the current date (guaranteed date) to 15 days prior to the loan period begin date, whichever is later.

            2) The second disbursement date will be in chronological order and set appropriately to either 15 days prior to the second term begin date, or one-third of the loan period.

            3) Third and fourth disbursements will be in chronological order and set according to the school's recommended disbursement dates provided they are not earlier than the second disbursement date.

            4) The Lender may disburse on a date other than the scheduled disbursement date(s) provided such a disbursement is in compliance with the Higher Education Act of 1965, as amended.

2.     Loan Amount

       The borrower's loan amount will not exceed the maximum annual limits specified in the Higher Education Act of 1965, as amended.

3.     Interest Rate

       The interest rate will be determined by using the loan history disclosed in the student section of the application as well as verifying this information against the system database.

The foregoing is agreed to:

Star Bank, N.A. as Trustee for
Student Loan Funding                     Florida Department of Education
------------------------------           Office of Student Financial
 Name of Institution                     Assistance



/s/ Brian J. Gardner                     /s/ Noah M. Powers
------------------------------           ------------------------------------
Signature                                Signature


Brian J. Gardner                         Noah M. Powers
------------------------------           ------------------------------------
Typed Name                               Typed Name


Senior Trust Officer                     Director
------------------------------           ------------------------------------
Title                                    Title

4/27/98                                  5/11/98
------------------------------           ------------------------------------
Date                                     Date

829626, 830631, 831008, 831299, 831455
831640, 831692, 831785, 833361, 833207
-------------------------------
Lender Code Number

                 FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

                     PRE-APPROVED LENDER PROGRAM AGREEMENT

I authorize the Office of Student Financial Assistance, Department of Education and its contract servicer, to process loans in accordance with the terms and conditions described in this Agreement and the attached Pre-Approved Lender Program Procedures, for the Guaranteed Student Loan Pre-Approved Lender Program as specified below.

The Pre-Approved Lender Program will be used for Florida Guaranteed Student Loans with the annual loan volume not to exceed $ No Limit. (If no limit, write "No Limit")

/s/ Brian J. Gardner                           4/27/98
---------------------------------              -------------------------------
SIGNATURE                                      DATE

Brian J. Gardner, Senior Trust Officer
-------------------------------------------------------
NAME AND TITLE (Please type or print)

Star Bank, N.A. as Trustee for Student Loan Funding
-------------------------------------------------------
NAME OF LENDING INSTITUTION
829626, 830631, 831008, 831299, 831455
831640, 831692, 831785, 833361  833207
----------------------
LENDER CODE NUMBER

425 Walnut Street, ML 5125
-------------------------------------------------------
P.O. Box 1118
-------------------------------------------------------
ADDRESS

Cincinnati, Oh 45201-1118
-------------------------------------------------------
CITY                       STATE                    ZIP

Approved by:
Florida Department of Education
Office of Student Financial Assistance

/s/Noah M. Powers                              5/11/98
-------------------------------------------------------
SIGNATURE

Noah M. Powers, Director
-------------------------------------------------------
NAME AND TITLE

                                   [ LOGO ]

                        FLORIDA DEPARTMENT OF EDUCATION
                                Frank T. Brogan
                            Commissioner of Education



                 FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
                          FEDERAL CONSOLIDATION LOANS
                         LENDER PARTICIPATION AGREEMENT


WHEREAS, Star Bank, N.A. as Trustee for Student Loan Funding, hereinafter referred to as the "Lender," wishes to participate in a program of Federal Consolidation Loans for eligible borrowers under Title IV, Part B, of the Higher Education Act of 1965, as amended, and

WHEREAS, the Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the "Department," having found that the eligible lender qualifies under the provisions of such Act and State Board of Education Rules.

THEREFORE, it is agreed by the Department and the Lender as follows:

(1) The Lender is currently an eligible lender and/or holder with the United States Department of Education for Federal Stafford Loans (formerly called Guaranteed Student Loans) and/or Federal PLUS loans, and Federal Supplemental Loans for Students.
(2) Within such limits as may be set by it, the Department shall insure all Federal Consolidation Loans made by the eligible lender which are eligible for such reinsurance under such Acts and Regulations issued thereunder, which Acts and Regulations, as they may from time to time be amended, are made a part of this agreement.
(3) An eligible lender must verify that an eligible borrower has no other application pending for a Federal Consolidation Loan and the lender must hold at least one of a borrower's eligible loans for consolidation, or obtain a certification that the borrower has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holder(s) of his/her outstanding loans selected for consolidation. At least one loan to be consolidated must be a loan guaranteed by the Department.
(4) The Lender must meet the applicable guidelines set forth in the Higher Education Act of 1965, as amended.
(5) The proceeds of the Federal Consolidation Loan will be paid by the eligible lender to the holder(s) of the loans selected for consolidation to discharge the liability of such loans.
(6) The Lender agrees to follow such other published terms and conditions as the Secretary of Education and the Department specifically require to carry out the Federal Consolidation Loan Program.
(7) If the eligible lender no longer intends to make Federal Consolidation Loans under this agreement, the agreement shall be terminated sixty (60) days after receipt of the request. This agreement may also be terminated by the Department in a manner provided by law. The termination of this agreement shall not affect the coverage of loans under guarantee issued prior to such termination.

PAGE 1 OF 2

            325 West Gaines Street - Tallahassee, Florida 32399-0400
                An affirmative action/equal opportunity employer

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.



Noah M. Powers, Director
--------------------------------------------------------------------------
Name and Title of Department Official


/s/ Noah M. Powers                                      5/11/98
---------------------------------------------    -------------------------
Signature of Department Official                 Date


The above agreement accepted this 11th day of May 1998

Exact Corporate Title:

Name     Star Bank, N.A. as Trustee for Student Loan Funding
         -----------------------------------------------------------------

Address  425 Walnut Street, ML 5125, P.O. Box 1118
         -----------------------------------------------------------------

          Cincinnati, OH  45201-1118
--------------------------------------------------------------------------

Federal EI No. 31-0841368  DE Federal Vendor No. (Lender Code) 829626, 830631,
                                                               831008, 831299,
                                                               831455, 831640,
                                                               831692, 831785,
                                                               833361, 833207


Name and Title of Officer    Brian J. Gardner, Senior Trust Officer
                          ------------------------------------------------


Signature of Officer                  /s/ Brian J. Gardner
                      ----------------------------------------------------


(1996)

                                    [ LOGO ]

                        FLORIDA DEPARTMENT OF EDUCATION
                                FRANK T. BROGAN
                            Commissioner of Education


                    CERTIFICATE OF COMPREHENSIVE INSURANCE
       (For Federal Consolidation Loans made in accordance with Title IV,
            Part B of the Higher Education Act of 1965, as amended)


The Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the "Department," authorizes that all consolidation loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended, by (*See below) hereinafter referred to as the "Lender," are fully insured against loss of principal and interest by the Department provided:

1. The lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

       (a)   the loan is a legal, valid, and binding obligation of the borrower;
       (b) each such loan was made and serviced in compliance with applicable laws including federal regulations and State Board Rule; and
       (c)   the insurance on each Part B loan is in full force and effect.

2. That the consolidation loan(s) will be made on or after June 1, 1998 but no later than provided for in the Higher Education Act of 1965, as amended.

3. That the total unpaid principal amount of all consolidation loans made under this certificate is equal to or not to exceed $20,000,000.00.

4. That this certificate will be updated and renewed as determined by the lender.

5. That the lender will meet reporting requirements established by the Department in a timely manner.

6. That the lender structures a repayment schedule with the eligible borrower pursuant to the requirements stated in the Higher Education Act of 1965, as amended regarding Federal Consolidation Loans.

7. That, if the lender, prior to the expiration of this certificate no longer wishes to make Federal Consolidation Loans, the lender will so notify the Department in order that the certificate may be terminated. Such termination shall not affect the insurance on any Federal Consolidation loan made prior to such termination.

*Star Bank, N.A. as Trustee for Student Loan Funding



            325 West Gains Street - Tallahassee, Florida 32399-0400
                An affirmative action/equal opportunity employer

8. The lender's Federal Consolidation Loan Program practices are subject to the Department's Federal Family Education Loan Program lender Participation, Limitation, Suspension or Termination procedures. The insurance on any Federal Consolidation loan(s) made under this certificate prior to the Department's imposition of a limitation, suspension or termination action shall not be affected by such action.

The Florida Department of Education, Office of Student Financial Assistance, is designated as the office which will process claims and perform other related administrative functions.

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.



Noah M. Powers, Director
--------------------------------------------------------------------------
Name and Title of Department Official



/s/ Noah M. Powers                                     5/11/98
------------------------------------------     ---------------------------
Signature of Department Official                Date

The above agreement accepted this 11th day of May 1998


Exact Corporate Title:

Name    Star Bank, N.A. as Trustee for Student Loan Funding
        ------------------------------------------------------------------

Address 425 Walnut Street, ML 5125, P.O. Box 1118
        ------------------------------------------------------------------

        Cincinnati, OH  45201-1118
--------------------------------------------------------------------------


Federal EI No. 31-0841368  DE Federal Vendor No. (Lender Code) 829626, 830631,
                                                               831008, 831299,
                                                               831455, 831640,
                                                               831692, 831785,
                                                               833361, 833207


Name and Title of Officer    Brian J. Gardner, Senior Trust Officer
                          ------------------------------------------------


Signature of Officer                  /s/ Brian J. Gardner
                      ----------------------------------------------------



(Revised 1996)